IVY FUNDS
Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund (formerly, Ivy ProShares Interest Rate Hedged High Yield Index Fund)
Delaware Ivy ProShares S&P 500 Bond Index Fund (formerly, Ivy ProShares S&P 500 Bond Index Fund)

(each, a “Fund” and together, the “Funds”)

Supplement to the Funds’ Statutory Prospectus dated January 28, 2022
Effective immediately, the following replaces the chart in the section entitled “Fund summaries — Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund — Who manages the Fund? — Sub-advisor — ProShare Advisors LLC”:

ProShare Advisors LLC

Portfolio managers	Title with ProShare Advisors LLC	Start date on the Fund
Alexander Ilyasov	Senior Portfolio Manager	April 2019
James Linneman	Portfolio Manager	March 2022

Effective immediately, the following replaces the chart in the section entitled “Fund summaries — Delaware Ivy ProShares S&P 500 Bond Index Fund — Who manages the Fund? — Sub-advisor — ProShare Advisors LLC”:

ProShare Advisors LLC

Portfolio managers	Title with ProShare Advisors LLC	Start date on the Fund
Alexander Ilyasov	Senior Portfolio Manager	April 2019
James Linneman	Portfolio Manager	March 2022

Effective immediately, the following replaces the section entitled “Who manages the Funds — Portfolio managers — Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund and Delaware Ivy ProShares S&P 500 Bond Index Fund”:

Alexander Ilyasov and James Linneman are jointly and primarily responsible for the day-to-day management of the Funds. Mr. Ilyasov has held his Fund responsibilities since April 2019. He has been a Senior Portfolio Manager of ProShare Advisors since October 2013 and a Portfolio Manager from November 2009 through September 2013.  Mr. Linneman has held his Fund responsibilities since March 2022.  He has been a Portfolio Manager of ProShare Advisors since April 2019, was Associate Portfolio

Manager from August 2016 to April 2019, and Portfolio Analyst from February 2014 to August 2016.  Mr. Linneman is a registered associated person and an NFA associate member since 2015.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated March 14, 2022.